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                                                                   EXHIBIT 10.40

                                 IPAYMENT, INC.
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                    AS AMENDED AND RESTATED ON APRIL__, 2003

                                    PREAMBLE

         WHEREAS, iPayment, Inc. (the "Company") previously established this Plan in order to provide for the award of Options to purchase the common stock of the Company to its directors who are not employed by the Company or its Affiliates; and

         WHEREAS, the Company intends that this Plan and Options granted hereunder will conform to the requirements for exemption set forth under Securities and Exchange Commission Rule 16b-3;

         WHEREAS, the Company desires to amend and restate the Plan;

         NOW, THEREFORE, the Company hereby amends and restates this Plan, effective April __, 2003 to read as follows:

                             ARTICLE I. DEFINITIONS

         1.1 Affiliate. A corporate parent, corporate subsidiary, limited liability company, partnership or other business entity that is wholly-owned, controlled by, or controls the Company.

         1.2 Agreement. A written agreement (including any amendment or supplement thereto) between the Company or Affiliate and a Participant specifying the terms and conditions of an Option granted to such Participant.

         1.3      Board. The board of directors of the Company.

         1.4      Code. The Internal Revenue Code of 1986, as amended.

         1.5 Committee. A committee that is designated by the Board to serve as the administrator of the Plan. The Committee shall be composed of at least two individuals who are members of the Board and are not employees of the Company or an Affiliate, and who are designated by the Board as the "compensation committee" or are otherwise designated to administer the Plan. In the absence of a designation of a Committee by the Board, the Board shall be the Committee.

         1.6      Company. iPayment, Inc. and its successors.

         1.7 Date of Exercise. The date that the Company accepts tender of the exercise price of an Option.

         1.8      Exchange Act. The Securities Exchange Act of 1934, as amended.

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         1.9      Fair Market Value. On any given date, Fair Market Value shall be determined by the applicable method described below:

                  (a) If the Stock is traded on a trading exchange (e.g., the New York Stock Exchange) or is reported on the NASDAQ National Market System or another NASDAQ automated quotation system or the OTC Bulletin Board System, Fair Market Value shall be the closing selling price of the Stock on such exchange or system with respect to the date for which Fair Market Value is being determined. If there is no closing selling price for the Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (b) If the Stock is not traded on a recognized exchange or automated trading system, Fair Market Value shall be the value determined in good faith by the Committee.

         1.10     Grant Date. The date on which an Option is awarded pursuant to
Section 4.1.

         1.11 Option. The right that is granted hereunder to a Participant to purchase from the Company a stated number of shares of Stock at the price set forth in an Agreement.

         1.12 Participant. A member of the Board who is not employed by the Company or an Affiliate on a Grant Date.

         1.13     Plan. The iPayment, Inc. Non-Employee Directors Stock Option
Plan.

         1.14 Stock. The common stock of the Company or any successor security.

         1.15 Underwriting Agreement. The agreement between the Company and the underwriter or underwriters managing the initial public offering of the Stock.

         1.16 Underwriting Date. The date on which the Underwriting Agreement is executed and priced in connection with the initial public offering of the Common Stock.

                           ARTICLE II. PURPOSE OF PLAN

         The purpose of the Plan is to provide an incentive to enable the Company to attract and retain the services of experienced and highly-qualified individuals as directors of the Company, and to encourage stock ownership by such directors so that their interests are aligned with the interests of the Company, its Affiliates and its shareholders. It is intended that Participants may acquire or increase their proprietary interests in the Company and be encouraged to remain in the directorship of the Company. The proceeds received by the Company from the sale of Stock pursuant to this Plan may be used for general corporate purposes.

                           ARTICLE III. ADMINISTRATION

         3.1 Administration of Plan. The Plan shall be administered by the Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as

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limiting any power or authority of the Committee. Any decision made or action taken by the Committee to administer the Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Option. The Company shall bear all expenses of Plan administration. In addition to all other authority vested with the Committee under the Plan, the Committee shall have complete authority to:

                  (a)      Interpret all provisions of this Plan;

                  (b) Prescribe the form of any Agreement and notice and manner for executing or giving the same;

                  (c)      Make amendments to all Agreements;

                  (d)      Adopt, amend and rescind rules for Plan
         administration;

                  (e) Make all determinations it deems advisable for the administration of this Plan; and

                  (f) Effect, at any time and from time to time, with the consent of the affected Option holders, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Awards covering the same or different number of shares of Stock but with an exercise or purchase price per share based on the Fair Market Value per share of Stock on the new Award grant date.

                  (g) Amend the terms of outstanding Options and impose terms and conditions on the shares issued upon exercise of such Options. Either at the time the Option is granted, or by subsequent action, to impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales, including, but not limited to restrictions under an insider trading policy, restrictions designed to delay and/or coordinate the timing and manner of sales by Participants, and restrictions as to the use of specific brokerage firm for any resales or transfers. Notwithstanding the foregoing, an amendment, restriction, condition or limitation that would have a material adverse effect on the rights of a Participant under an outstanding Option is not valid with respect to such Option without the Participant's consent.

                  (h) Waive conditions to and/or accelerate the exercisability of an Option, either automatically upon the occurrence of specified events or otherwise in its discretion.

         3.2 Section 16(b). Notwithstanding anything in the Plan to the contrary, the Committee, in its absolute discretion, may restrict, limit or condition the use of any provision of the Plan in order to ensure compliance with section 16(b) of the Exchange Act.

                ARTICLE IV. ELIGIBILITY AND LIMITATIONS ON GRANTS

         4.1 Participation. Options shall be granted automatically as follows:

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                  (a)      Number. Each Participant who is a member of the
         Company's Board of Directors as of the Underwriting Date shall automatically be granted an Option to purchase 30,000 shares of Stock on the Underwriting Date and each such individual shall automatically be granted an additional Option to purchase 10,000 shares of Stock on
         (i) the date of the third Annual Stockholders Meeting following the Underwriting Date and (ii) each Annual Stockholders Meeting thereafter, provided he or she is reelected to serve as a non-employee Board member on each such date. Following the Underwriting Date, each Participant shall automatically be granted an Option to purchase 10,000 shares of Stock on the date the Participant is first elected by the shareholders of the Company to serve as a new member of the Board, and such individual shall automatically be granted an option to purchase an additional 10,000 shares of Stock at each Annual Stockholders Meeting following the date of such Participant's initial election to the Board provided that he or she is reelected to serve as a non-employee Board member on each such date. If, on any Grant Date during the term of the Plan, there are not sufficient shares of Stock that remain available pursuant to Section 5.2 to provide this automatic grant on such date, then the number of shares that can be purchased under the Option that is granted on that date shall be determined on a pro-rata basis, with fractional shares rounded down to the nearest number of whole shares. All references to numbers of shares in this Section are subject to adjustment in accordance with Article VIII.

                  (b) Price. The price at which each share of Stock covered by an Option may be acquired shall be the Fair Market Value of Stock on the Grant Date of such Option.

                  (c) Option Period. The initial 30,000 Share Option granted to existing non-employee Board members as of the Underwriting Date will become exerciseable incrementally over a period of three years so that 10,000 shares of Stock may be acquired one year after the Grant Date, an additional 10,000 shares may be acquired on the day prior to the second anniversary of the Grant Date, and the Option will be fully exerciseable on the day prior to the third anniversary of the Grant Date, provided that the Participant remains a director on each such date. In the event that any Participant is not re-elected at the next Annual Stockholders Meeting, and the one-year vesting date has not yet passed, such Participant's shares shall vest as of the date of such Annual Stockholders Meeting for his or her services for the prior year. Each 10,000 Share Option granted to Participants after the Underwriting Date to serve as a new member of the Board will become exercisable one year after the Grant Date. In the event that any Participant is not re-elected at the next Annual Stockholders Meeting, and the one-year vesting date has not yet passed, such Participant's shares shall vest as of the date of such Annual Stockholders Meeting for his or her services for the prior year. The right to exercise an Option shall terminate ten years after the date it was granted, unless terminated sooner pursuant to any of the following:

                           (i) If the directorship of the Participant is terminated on account of fraud, dishonesty or other acts detrimental to the interests of the Company or any direct or indirect majority-owned subsidiary of the Company, the Option, including any portion of the Option which has vested or is otherwise exercisable by the Participant, shall terminate as of the date of such termination.

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                           (ii)     Upon the death or disability (as defined in
                  Section 22(e)(3) of the Code) of a Participant prior to the expiration of the Option, the Option may be fully exercised, whether or not the Participant was entitled to exercise it on the date thereof, at any time within twelve (12) months after such death or disability. Thereafter, the Option shall terminate and no longer be exercisable.

                           (iii) If the directorship of a Participant is terminated for any reason other than the circumstances described in subparagraph (i) or (ii) above, the Option may be exercised, to the extent the Participant was able to do so at the date of termination of the directorship, within three (3) months after such termination. Thereafter, the Option shall terminate and no longer be exercisable. Notwithstanding the foregoing, if the Participant becomes an employee of the Company or an Affiliate upon the termination of his directorship, the Option shall expire after the termination of employment in a manner that is consistent with this subparagraph (iii).

         4.2 Grant of Options. An Option shall be deemed to be granted to a Participant on each Grant Date. Accordingly, an Option may be deemed to be granted prior to the time that an Agreement is executed by the Participant and the Company.

                        ARTICLE V. STOCK SUBJECT TO PLAN

         5.1 Source of Shares. Upon the exercise of an Option, the Company shall transfer to the Participant authorized but previously unissued Stock or, if determined by the Board, shares of Stock that are held in treasury.

         5.2 Maximum Number of Shares. The maximum aggregate number of shares of Stock that may be issued pursuant to this Plan is 750,000 shares, subject to increases and adjustments as provided in Article VIII. Should the exercise price of an option under the Plan be paid with shares of Stock or should shares of Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an option, then the number of shares of Stock issuable under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Stock issued to the holder of such option.

         5.3 Forfeitures. If any Option granted hereunder is forfeited, expires or terminates for any reason, in part or whole, the shares of Stock subject thereto which are not issued pursuant to that Option shall again be available for issuance of an Option under this Plan.

                         ARTICLE VI. EXERCISE OF OPTIONS

         6.1 Transferability. Any Option granted under this Plan shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that an Option may be

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transferable to the extent provided in an Agreement. No right or interest of a
Participant in any Option shall be liable for, or subject to, any lien, obligation or liability of such Participant.

         6.2 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to shares subject to Options prior to the Date of Exercise of such Option.

         6.3 Interruption of Service. The Committee shall determine the extent to which a leave of absence for military or government service, illness, temporary disability, or other reasons shall be treated as a termination or interruption of service as a member of the Board for purposes of determining questions of forfeiture and exercise of an Option after termination.

                         ARTICLE VII. METHOD OF EXERCISE

         7.1 Exercise. An Option granted hereunder shall be deemed to have been exercised on the Date of Exercise. Subject to the provisions of Articles VI and IX, an Option may be exercised in whole or in compliance with such requirements as the Committee shall determine, but in no event sooner than six months from the date of grant.

         7.2 Payment. Except as otherwise provided by the Agreement, payment of the Option price shall be made (i) in cash, (ii) where the Stock is publicly traded on a recognized exchange or automated trading system, in actual or constructive delivery of Stock that was acquired at least six months prior to the exercise of the Option, or such shorter or longer period, if any, as is required by the Company's accountants to avoid a charge to the Company's earnings for financial reporting purposes, (iii) where the Stock is publicly traded on a recognized exchange or automated trading system, through a special sale and remittance procedure pursuant to which a Participant shall concurrently provide irrevocable instructions to (a) a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (b) the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale,
(iv) in other consideration acceptable to the Committee, or (v) in a combination thereof; provided, however, that a form of payment other than cash is only acceptable to the extent that the same is approved by the Committee. Payment of the exercise price must include payment of tax withholdings, as described in
Section 7.3, in cash unless the Company consents to alternative arrangements for withholdings.

         7.3 Withholding Tax Requirements. Upon exercise of an Option, the Participant shall, upon notification of the amount due and prior to or concurrently with the delivery of the certificates representing the shares, pay to the Company amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for such requirements, but only to the extent that the Company is required by law to withhold such amounts or that the Participant voluntarily elects for such withholding.

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         7.4      Issuance and Delivery of Shares. Shares of Stock issued
pursuant to the exercise of Options hereunder shall be delivered to Participants by the Company (or its transfer agent) as soon as administratively feasible after a Participant exercises an Option hereunder and executes any applicable shareholder agreement or agreement described in Section 9.2 that the Company requires at the time of exercise.

                 ARTICLE VIII. ADJUSTMENT UPON CORPORATE CHANGES

         8.1 Adjustments to Shares. The maximum number of shares of Stock with respect to which Options hereunder may be granted and which are the subject of outstanding Options, and the exercise price thereof, shall only be adjusted as the Committee determines (in its sole discretion) to be appropriate, in the event that:

                  (a) the Company or an Affiliate effects one or more Stock dividends, Stock splits, reverse Stock splits, subdivisions, consolidations or other similar events;

                  (b) the Company or an Affiliate engages in a transaction which is described in section 424(a) of the Code; or

                  (c) there occurs any other event which in the judgment of the Committee necessitates such action;

         provided, however, that if an event described in paragraph (a) or (b) occurs, the Committee shall make adjustments to the limit on Options specified in Section 5.2 that are proportionate to the modifications of the Stock that are on account of such corporate changes. Notwithstanding the foregoing, the Committee may not modify the Plan or the terms of any Options then outstanding or to be granted hereunder to provide for the issuance under the Plan of a different class of stock or kind of securities. If an event described in paragraph (a), (b) or
         (c) occurs, the number of shares of Stock subject to each option grant to be granted following such event pursuant to Section 4.1(a) shall not be adjusted to reflect such event unless the Board (in its sole discretion) determines otherwise.

         8.2 Substitution of Options on Merger or Acquisition. The Committee may grant Options in substitution for stock awards, stock options, stock appreciation rights or similar awards held by an individual who becomes a director of the Company in connection with a transaction to which section 424(a) of the Code applies. The terms of such substituted Options shall be determined by the Committee in its sole discretion, subject only to the limitations of
Article V.

         8.3      Effect of Certain Transactions. The provisions of this Section
8.3 shall apply to the extent that an Agreement does not otherwise expressly address the matters contained herein. If the Company experiences an event which results in a "Change in Control," as defined in Section 8.3(a), then, whether or not the vesting requirements set forth in any Agreement have been satisfied, all Options that are outstanding at the time of the Change in Control shall become fully vested and exercisable immediately prior to the Change in Control event.

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                  (a)      A Change in Control will be deemed to have occurred
         for purposes hereof if (1) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than an individual who is a shareholder on the date of the adoption of the Plan by the Board, becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding Voting Securities (as defined below), or (2) the shareholders of the Company approve a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) more than 50% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (3) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets. For purposes of this Section 8.3(a), "Voting Securities" of an entity shall mean any securities of the entity which vote generally in the election of its directors.

                  (b) In the event of a Change in Control, the Committee may provide, in its discretion and on such terms and conditions as it deems appropriate, either by the terms of the Agreement or by a resolution adopted prior to the occurrence of the Change in Control, that:

                           (i) any outstanding Option shall be assumed by the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, or other corporation that is a party to the transaction resulting in the Change in Control, in which event, (1) the shares of the Stock subject to such Option shall be substituted with the number and class of securities of the successor, surviving or other corporation that would have been issued to the Participant in exchange for shares of the Stock pursuant to the Change in Control transaction had the Option been exercised prior to such transaction, (2) notwithstanding
                  Section 8.3(b)(i)(1) hereof, the number of such securities of the successor, surviving or other corporation that is made subject to such Option shall be adjusted as necessary so that the aggregate value of such securities shall be equal to the aggregate value of the consideration that would have been paid or issued to the Participant in exchange for the shares of Stock pursuant to the Change in Control transaction had the Option been exercised immediately prior to such transaction, and (3) the exercise price payable per share of Stock subject to such Option shall be appropriately adjusted provided, however, that the aggregate exercise price for such Option shall remain the same;

                           (ii) any outstanding Option shall be converted into a right to receive cash on or following the closing date or expiration date of the Change in Control transaction in an amount equal to the aggregate value of the consideration that would have been paid or issued to the Participant in exchange for shares of the Stock pursuant to the Change in Control transaction had the Option been

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                  exercised immediately prior to such transaction less the
                  aggregate exercise price of such Option;

                           (iii) any outstanding Option cannot be exercised after such a Change in Control; or

                           (iv) any outstanding Option may be dealt with in any other manner determined in the discretion of the Committee.

                  (c) Notwithstanding the foregoing, a portion of the acceleration of vesting described in this Section shall not occur with respect to an Option to the extent such acceleration of vesting would cause the Participant or holder of such Option to realize less income, net of taxes, after deducting the amount of excise taxes that would be imposed pursuant to section 4999 of the Code, than if accelerated vesting of that portion of the Option did not occur. This limitation shall not apply (i) to the extent that the Company, an Affiliate or the acquirer are obligated to indemnify the Participant or holder for such excise tax liability under an enforceable "golden parachute" indemnification agreement, or (ii) the shareholder approval described in Q&A 7 of Prop. Treas. Reg. ss. 1.280G-1 issued under section 280G of the Code is obtained to permit the acceleration of vesting described in this Section (applied as if the shareholder approval date was the date of the Change in Control).

                  (d) Notwithstanding anything to the contrary contained herein, a change in ownership that occurs as a result of a public offering of the Company's equity securities that is approved by the Board shall not constitute a Change in Control.

         8.4 No Adjustment upon Certain Transactions. The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Options.

         8.5 Fractional Shares. Only whole shares of Stock may be acquired through the exercise of an Option. Any amounts tendered in the exercise of an Option remaining after the maximum number of whole shares have been purchased will be returned to the Participant in the form of cash.

             ARTICLE IX. COMPLIANCE WITH LAW AND REGULATORY APPROVAL

         9.1 General. No Option shall be exercisable, no Stock shall be issued, no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all federal, state and local laws and regulations including, without limitation, withholding tax requirements, federal and state securities laws and regulations and the rules and regulations of any government or regulatory agency or body and in compliance with the rules of all securities exchanges or self-regulatory organizations on which the Company's shares may be

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listed, which the Committee shall, in its discretion, determine to be necessary or applicable, in all respects. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence shares of Stock for which an Option is exercised may bear such legends and statements as the Committee upon advice of counsel may deem advisable to assure compliance with federal or state laws and regulations.

         9.2 Representations by Participants. As a condition to the exercise of an Option, the Company may require a Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the laws referred to in Section 9.1. At the option of the Company, a stop transfer order against any shares of Stock may be placed on the official stock books and records of the Company, and a legend indicating that the Stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the stock certificate in order to assure exemption from registration. The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with federal or state securities laws. This provision shall not obligate the Company or any Affiliate to undertake registration of options or Stock hereunder.

                          ARTICLE X. GENERAL PROVISIONS

         10.1 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

         10.2 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

         10.3 Governing Law. The internal laws of the State of Delaware (without regard to the choice of law provisions of Delaware) shall apply to all matters arising under this Plan, to the extent that federal law does not apply.

         10.4 Compliance with Section 16 of the Exchange Act Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or successor provisions) under the Exchange Act. To the extent any provision of this Plan or action by Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

         10.5 Amendment. The Board may amend or terminate this Plan at any time; provided, however, an amendment that would have a material adverse effect on the rights of a Participant

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under an outstanding Option is not valid with respect to such Option without the
Participant's consent; and provided, further, that the shareholders of the Company must approve, in general meeting, any amendment that changes the number of shares in the aggregate which may be issued pursuant to Options granted under the Plan. Such amendment must be approved coincident with or prior to the date Options are granted with respect to such shares.

         10.6     Effective Date of Plan. This Plan shall be effective [INSERT
DATE].

         10.7     Disputes and Dispute Resolution.

         (a) Any and all claims arising out of or relating to the Plan, or the Committee's administration or interpretation of the Plan with respect to any Participant, shall be resolved by binding arbitration which shall be the sole and exclusive method of resolving such disputes or claims and shall be in lieu of any trial before a court of jury. The Committee, in offering an option grant under this Plan, and a Participant, in accepting any option grant under the Plan, expressly waive any and all rights to a trial before a court or jury regarding any disputes and claims which arise from or relate to the Plan, and any option grant made under the Plan.

         (b) Arbitration shall be conducted within Davidson County, Tennessee before a single neutral arbitrator selected jointly by the Committee and the Participant in accordance with the rules of the American Arbitration Association ("AAA") rules and applicable law then in effect. However, the standard of review to be applied by the Arbitrator shall be whether the Committee's disputed act, omission or decision with respect to the Participant was contrary to any Plan provision or otherwise arbitrary and capricious.

         (c) To the extend that any of the provisions of this Section 10.7 or the AAA Rules conflicts with applicable law for the arbitration of contract disputes, the provisions or procedures required by applicable law shall govern.

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         IN WITNESS WHEREOF, the undersigned officer has executed this Plan on this the [INSERT DATE], but to be effective as of the date specified in Section 10.6.

                                      IPAYMENT, INC.

                                      By:
                                          --------------------------------------
                                          Gregory S. Daily
                                          Chairman of the Board, Chief Executive
                                          Officer and Secretary

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